August 25, 2011

ADVANTAGE FUNDS, INC.

-DREYFUS STRATEGICVALUE FUND

Supplement to Prospectus dated January 1, 2011

     The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary – Portfolio Management” and “Fund Details-Management”:

     Brian C. Ferguson and John Bailer serve as the fund’s co-portfolio managers. Mr. Ferguson has been a primary or lead portfolio manager of the fund since April 2001. Mr. Ferguson is a senior vice president and the director of the U.S. Large Cap Value Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, where he has been employed since June 1997. Mr. Bailer has been a portfolio manager of the fund since December 2004. Mr. Bailer is a chartered financial analyst, managing director and an associate portfolio manager of the U.S. Dynamic Large Cap Value strategy of TBCAM, where he has been employed since November 1992. Mr. Ferguson and Mr. Bailer have been dual employees of TBCAM and Dreyfus since April 2001 and September 2003, respectively, and manage the fund in their capacity as employees of The Dreyfus Corporation.

0257S0811

August 25, 2011

ADVANTAGE FUNDS, INC.

-DREYFUS STRATEGIC VALUE FUND

Supplement to Statement of Information

Dated: May 1, 2011, as revised

or amended July 1, 2011 and August 1, 2011

The following information supersedes and replaces any contrary information pertaining to the Dreyfus Strategic Value Fund contained in Part I of the Statement of Additional Information (the “SAI”) entitled “Certain Portfolio Manager Information”:

Brian C. Ferguson and John Bailer serve as the Fund’s co-portfolio managers.

Messrs. Ferguson and Bailer are employed by The Dreyfus Corporation (“Dreyfus”) and The Boston Company Asset Management, LLC (“TBCAM”).  TBCAM is an affiliate of Dreyfus.

The following table lists the number and types of other accounts advised by the portfolio managers and assets under management in those accounts as of June 30, 2011:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Brian C. Ferguson	11	$2.61B	7	$180.4M	47*	$2.34B
John Bailer	11	$2.61B	7	$180.4M	47*	$2.34B

* Two of the other accounts managed (approximately $637 million in assets) are subject to a performance-based advisory fee.

None of the accounts, except as otherwise noted, are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by the portfolio managers are as follows, as of June 30, 2011:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned

Brian C. Ferguson	More than 1 Million
John Bailer	$100,001-$500,000